Net revenue from services (Tables)	12 Months Ended
Dec. 31, 2023
Revenue From Services [Abstract]
Summary of revenue from services

	2023	2022	2021

Revenue from management fees	252,885	223,485	144,654
Revenue from incentive fees	4,051	6,070	4,915
Revenue from performance fees (a)	74,712	30,350	89,295
Fund fees	331,648	259,905	238,864
Revenue from advisory and other ancillary fees	2,742	4,156	731
Total gross revenue from services	334,390	264,061	239,595
Taxes on revenue - management fees and other	(5,356)	(3,957)	(3,910)
Taxes on revenue - performance fees	(1,417)	(1,227)	(170)
Taxes on revenue	(6,773)	(5,184)	(4,080)
Net Revenue from services	327,617	258,877	235,515
The following is the breakdown of revenue by region (b):
Brazil	50,177	40,165	25,725
British Virgin Islands	23	3,122	2,311
Cayman Islands	215,296	160,226	200,695
Chile	53,032	52,074	5,215
Colombia	1,993	—	—
Uruguay	2,215	—	—
United Kingdom	713	—	—
United States of America	4,168	3,290	1,569
Net revenue from services	327,617	258,877	235,515

(a)Performance fees are primarily generated when the return of the investment funds surpasses the performance hurdle set out in the related charters. Revenue from performance fees mainly consists of US$ $57.8 million from Patria Infrastructure Fund III and $15.5 million from PE V relating to the Lavoro transaction (note 12(b)) for the year ended December 31, 2023.
(b)Disclosure of revenue by geographic location is based on the registered domicile of the manager receiving fees. The investment funds managed by the Group attract and retain many global investors that represent the Group’s portfolio of clients. None of the Group’s individual clients represents more than 10% of the total revenues for the presented years.